SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 17, 2004

                     Community Bank Shares of Indiana, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Indiana                      0-25766                   35-1938254
(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

                101 West Spring Street, New Albany, Indiana 47150
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code (812) 944-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On June 21, 2004, Community Bank Shares, Inc. announced the completion of a $7,000,000 placement of floating rate trust preferred securities through its wholly-owned subsidiary, Community Bank Share (IN) Statutory Trust I.

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

99.1 Press release dated June 21, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     COMMUNITY BANK SHARES OF INDIANA, INC.

Date:    June 21, 2004                    By:    /s/ James D. Rickard
                                                 ------------------------------
                                                  Name:  James D. Rickard
                                                  Title: President and CEO

Date:    June 21, 2004                    By:    /s/ Paul A. Chrisco
                                                 ------------------------------
                                                  Name:  Paul A. Chrisco
                                                  Title: Chief Financial Officer